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                                                                   EXHIBIT 99(b)


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the annual report on Form 10-K (the "Form 10-K") for the year ended June 30, 2002 of MPW Industrial Services Group, Inc. (the "Issuer"). I, Richard R. Kahle, Chief Financial Officer of Issuer, certify that:

(i)      the Form 10-K fully complies with the requirements of Section 13(a) or
         Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(ii) the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Issuer.


Dated:  September 27, 2002

                                                    /s/ Richard R. Kahle
                                        ---------------------------------------
                                                      Richard R. Kahle
                                        Vice President, Chief Financial Officer,
                                               Secretary and Treasurer